                                                                    Exhibit 99.1


Contact:              Investor Relations                   Media Relations
                      William Pike                         Raymond O'Rourke
                      212-761-0008                         212-761-4262




MORGAN STANLEY REPORTS THIRD QUARTER
NET INCOME OF $611 MILLION;
RETURN ON EQUITY OF 11.4%

NEW YORK, September 19, 2002 -- Morgan Stanley (NYSE: MWD) today reported net income of $611 million for the quarter ended August 31, 2002 -- a 17 percent decline from the third quarter of 2001 and 23 percent lower than the second quarter of 2002. Diluted earnings per share were $0.55 -- compared to $0.65 a year ago and $0.72 in the second quarter./1/

Third quarter net revenues (total revenues less interest expense and the provision for loan losses) were $4.6 billion -- 11 percent below third quarter 2001 and 7 percent below second quarter 2002. The annualized return on average common equity for the current quarter was 11.4 percent.

Philip J. Purcell, Chairman & CEO, and Robert G. Scott, President, said in a joint statement, "We've done a good job in balancing profitability and risk in a tough environment. We have continued to face a severe cyclical downturn, yet we've had to make sure we don't weaken our franchise or our capacity for future growth. In this difficult time, we are proud of how our people have served the best interests of our clients."

In the first nine months of fiscal 2002, net income was $2,256 million, 18 percent lower than $2,740 million a year ago. Nine-month diluted earnings per






---------------------------------
/1/ Amounts for the three months ended August 31, 2001 exclude an extraordinary loss of $30 million, or $.03 per share, related to the early extinguishment of debt. See page F-1 of Financial Summary, Note 1.

share were $2.03, down 16 percent from last year's $2.41./2/ Net revenues declined 15 percent and non-compensation expenses declined 13 percent from a year ago. The annualized return on average common equity for the nine-month period was 14.3 percent.

SECURITIES

Securities posted net income of $265 million, 36 percent lower than last year's third quarter. The decline in earnings reflected the impact of difficult markets on virtually all of the Company's securities businesses.

o    In the institutional business:

     - Advisory revenues were $149 million, down 59 percent from a year ago. The decline resulted primarily from depressed levels of global M&A activity. Industry-wide, global completed M&A transaction volume was 51 percent lower in the third quarter compared to a year ago./3/

     - Underwriting revenues of $325 million were 25 percent lower than last year's third quarter, reflecting declines in industry-wide global equity and debt underwriting issuances.

     - Fixed income sales and trading net revenues were $548 million, a 33 percent decrease from third quarter 2001. Weakness in most product areas was partially offset by strength in interest rate derivatives and foreign exchange trading.

     - Equity sales and trading net revenues of $1,066 million were up 7 percent from a year ago, primarily due to higher levels of market volatility and volumes.

o    In the individual investor group:

     - Net revenues decreased 5 percent to $1.0 billion, as retail participation in equity markets fell from last year's levels. The






---------------------------------
/2/ Amounts for the nine months ended August 31, 2001, exclude an after-tax charge of $59 million, or $.05 per share, resulting from the adoption of SFAS 133 on December 1, 2000, and an extraordinary loss of $30 million, or $.03 per share, related to the early extinguishment of debt. See page F-1 of Financial Summary, Note 1.
/3/ Source: Thomson Financial Securities Data - June 1 to August 31, 2002.

          quarter's revenues also included $95 million associated with the sale of the Company's MS Online brokerage accounts, and a $45 million writedown of an equity investment related to the Company's European retail securities activities.

     - Total client assets of $520 billion were 13 percent lower than the end of last year's third quarter, compared to declines of 19 percent for the S&P 500 and 27 percent for the Nasdaq. Client assets in fee-based accounts of $103 billion declined 6 percent over the past twelve months. However, the percentage of client assets in fee-based accounts increased to 20 percent from 18 percent a year ago.

     - At quarter-end, the number of global financial advisors stood at 13,590 -- a decrease of 117 for the quarter and 752 over the past year.

o Total securities non-compensation expenses were unchanged from the third quarter of 2001. However, these expenses declined 6 percent, excluding asset impairment charges of $74 million associated with the Company's aircraft leasing business, costs of $47 million related to the sale of the MS Online accounts, and a credit of $59 million related to the resolution of certain legal matters.

INVESTMENT MANAGEMENT

Investment Management net income rose 6 percent from last year's third quarter to $136 million as a result of a continued reduction of operating expenses. Net revenues were 13 percent lower than a year ago, primarily due to a decline in average assets under management and a shift in asset mix to a lower level of equity products.

o The Company's assets under management declined $47 billion, or 10 percent, from a year ago to $424 billion, primarily as a result of a decline in market values.

o Retail assets were $252 billion, $17 billion below this year's second quarter and $40 billion below last year's third quarter. Institutional assets of $172 billion decreased $10 billion over the quarter and were $7 billion lower than a year ago. Net flows (excluding money markets) were essentially flat during the quarter and modestly positive year-to-date.

o Among investment managers, the Company had the fourth highest number of domestic funds (50) receiving one of Morningstar's two highest ratings./4/

o Total non-compensation expenses declined 23 percent from the third quarter of 2001. Excluding a net credit of $27 million related to the resolution of certain legal matters, expenses declined 11 percent.

CREDIT SERVICES

Credit Services posted strong third quarter earnings of $210 million, 7 percent ahead of the third quarter of 2001.

o Managed credit card loans at quarter end of $49.7 billion were flat to a year ago. The interest rate spread widened 80 basis points over the same period, driven by a decline in cost of funds.

o Merchant and cardmember fees rose 1 percent to $547 million primarily as a result of higher merchant discount from increased transaction volume. Transaction volume rose 4 percent from a year ago to $24.3 billion.

o The credit card net charge-off rate rose to 6.02 percent -- 23 basis points higher than a year ago -- largely due to the continued softness in the U.S. economy. The over-30-day delinquency rate, however, improved 59 basis points to 5.72 percent, and the over-90-day delinquency rate was 2.49 percent -- the lowest level in the last seven quarters.

o Non-interest expenses were $614 million, up 7 percent compared to third quarter 2001 -- driven by increased marketing and advertising expenses and higher personnel costs.

As of August 31, the Company had repurchased approximately 14 million shares of its common stock since the end of fiscal 2001. The Company also announced that its Board of Directors declared a $0.23 quarterly dividend per common share.




---------------------------------
/4/ As of July 31, 2002.

The dividend is payable on October 25, 2002, to common shareholders of record on October 4, 2002.

Total capital at August 31, 2002 was $66.6 billion, including $22.6 billion of common shareholders' equity and preferred securities subject to mandatory redemption. Book value per common share was $19.59, based on 1.1 billion shares outstanding.

Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 700 offices in 28 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

Access this press release on-line @www.morganstanley.com

                                      # # #



                            (See Attached Schedules)



This release may contain forward-looking statements. These statements reflect management's beliefs and expectations, and are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Certain Factors Affecting Results of Operations" in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Competition and Regulation" under each of "Securities," "Investment Management" and "Credit Services" in Part I, Item 1 in the Company's 2001 Annual Report on Form 10-K and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Quarterly Reports on Form 10-Q for fiscal 2002.

                                 MORGAN STANLEY
                                Financial Summary
                        (unaudited, dollars in millions)

                                                                              Percentage Change
                                                          Quarter Ended             From:        Nine Months Ended
                                               ------------------------------ ------------------ ------------------
                                                Aug 31,    Aug 31,    May 31, Aug 31,    May 31, Aug 31,    Aug 31,    Percentage
                                                 2002       2001       2002    2001       2002    2002       2001        Change
                                               ---------  --------   -------- -------   -------- -------    --------   ----------
Net revenues
       Securities                               $ 3,151    $  3,656    $  3,487 (14%)  (10%)    $ 10,469    $  12,831    (18%)
       Investment Management                        552         637         604 (13%)   (9%)       1,761        1,964    (10%)
       Credit Services                              933         893         874   4%     7%        2,630        2,655     (1%)
                                                -------     --------   --------                 --------    ---------
       Consolidated net revenues                $ 4,636    $  5,186    $  4,965 (11%)   (7%)    $ 14,860    $  17,450    (15%)
                                                =======    =========   ========                 ========    =========

Net income
       Securities                               $   265    $    411    $    460 (36%)  (42%)    $  1,264    $   1,823    (31%)
       Investment Management                        136         128         141   6%    (4%)         419          408      3%
       Credit Services                              210         196         196   7%     7%          573          509     13%
                                                -------    ---------   --------                 --------    ---------
       Income before extraordinary item and
             cumulative effect of accounting
             change                                 611         735         797 (17%)  (23%)       2,256        2,740    (18%)
       Extraordinary item (1)                         0         (30)          0   *     --             0          (30)     *
       Cumulative effect of accounting
             change (2)                               0           0           0  --     --             0          (59)     *
                                                -------    ---------   --------                 --------    ---------
       Consolidated net income                  $   611    $    705    $   797  (13%)  (23%)    $  2,256    $   2,651    (15%)
                                                =======    =========   ========                 ========    =========
       Preferred stock dividend requirements    $     0    $      9    $      0   *     --      $      0    $      27      *
                                                =======    =========   ========                 ========    =========
       Earnings applicable to common shares     $   611    $    696    $    797 (12%)  (23%)    $  2,256    $   2,624    (14%)
                                                =======    =========   ========                 ========    =========

Basic earnings per common share
       Income before extraordinary item and
             cumulative effect of accounting
             change                             $  0.57    $   0.67    $   0.73 (15%)  (22%)    $   2.08    $    2.49    (16%)
       Extraordinary item                       $  0.00    $  (0.03)   $   0.00   *     --      $   0.00    $   (0.03)     *
       Cumulative effect of accounting change   $  0.00    $   0.00    $   0.00  --     --      $   0.00    $   (0.05)     *
       Net income                               $  0.57    $   0.64    $   0.73 (11%)  (22%)    $   2.08    $    2.41    (14%)

Diluted earnings per common share
       Income before extraordinary item and
             cumulative effect of accounting
             change                             $  0.55    $   0.65    $   0.72 (15%)  (24%)    $   2.03    $    2.41    (16%)
       Extraordinary item                       $  0.00    $  (0.03)   $   0.00   *     --      $   0.00    $   (0.03)     *
       Cumulative effect of accounting change   $  0.00    $   0.00    $   0.00  --     --      $   0.00    $   (0.05)     *
       Net income                               $  0.55    $   0.62    $   0.72 (11%)  (24%)    $   2.03    $    2.33    (13%)

Average common shares outstanding
       Basic                              1,081,708,833 1,085,447,127 1,084,993,202           1,084,059,497 1,089,017,948
       Diluted                            1,105,494,894 1,119,301,107 1,113,949,482           1,111,980,428 1,126,540,440
Period end common shares outstanding      1,093,052,009 1,106,317,423 1,097,109,821           1,093,052,009 1,106,317,423

Return on common equity (3)                        11.4%      14.9%       15.1%                    14.3%        18.8%

------------------------------------------------------
(1)    Represents extraordinary loss on the early extinguishment of debt.
(2) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(3)    Excludes the cumulative effect of accounting change.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
                    Consolidated Income Statement Information
                        (unaudited, dollars in millions)

                                                                                   Percentage Change
                                                              Quarter Ended              From:         Nine Months Ended
                                                         ------------------------- -----------------   -----------------
                                                         Aug 31,  Aug 31,  May 31,   Aug 31, May 31,    Aug 31,  Aug 31,  Percentage
                                                          2002     2001     2002      2001    2002       2002     2001      Change
                                                         ------- -------- -------- --------- -------   --------  -------  ----------
Investment banking                                       $  482  $   807  $   671      (40%)   (28%)    $ 1,838  $ 2,616       (30%)
Principal transactions:
       Trading                                              457    1,079      688      (58%)   (34%)      2,266    4,846       (53%)
       Investments                                          (64)     (59)     (16)      (8%)      *         (47)    (212)       78%
Commissions                                                 855      720      900       19%     (5%)      2,532    2,409         5%
Fees:
       Asset management, distribution and administration    971    1,054    1,054       (8%)    (8%)      3,041    3,237        (6%)
       Merchant and cardmember                              364      362      359        1%      1%       1,064    1,000         6%
       Servicing                                            514      434      511       18%      1%       1,566    1,337        17%
Interest and dividends                                    4,373    5,825    3,874      (25%)    13%      12,079   20,011       (40%)
Other                                                       204      110      108       85%     89%         506      374        35%
                                                         ------- -------- --------                     --------  -------
       Total revenues                                     8,156   10,332    8,149      (21%)     --      24,845   35,618       (30%)
Interest expense                                          3,188    4,869    2,844      (35%)    12%       8,968   17,447       (49%)
Provision for consumer loan losses                          332      277      340       20%     (2%)      1,017      721        41%
                                                         ------- -------- --------                     --------  -------
       Net revenues                                       4,636    5,186    4,965      (11%)    (7%)     14,860   17,450       (15%)
                                                         ------- -------- --------                     --------  -------
Compensation and benefits                                 2,061    2,376    2,236      (13%)    (8%)      6,786    7,950       (15%)
Occupancy and equipment                                     198      224      208      (12%)    (5%)        604      666        (9%)
Brokerage, clearing and exchange fees                       208      176      176       18%     18%         563      520         8%
Information processing and communications                   341      363      337       (6%)     1%       1,000    1,089        (8%)
Marketing and business development                          291      280      259        4%     12%         804      987       (19%)
Professional services                                       273      284      250       (4%)     9%         748      954       (22%)
Other                                                       295      311      252       (5%)    17%         792      940       (16%)
                                                         ------- -------- --------                     --------  -------
       Total non-interest expenses                        3,667    4,014    3,718       (9%)    (1%)     11,297   13,106       (14%)
                                                         ------- -------- --------                     --------  -------
Income before taxes, extraordinary item, dividends
  on pref. sec. and cumulative effect of acctg. change      969    1,172    1,247      (17%)   (22%)      3,563    4,344       (18%)
Income tax expense                                          337      423      428      (20%)   (21%)      1,242    1,576       (21%)
Div. on pref. sec. subject to mandatory redemption           21       14       22       50%     (5%)         65       28       132%
                                                         ------- -------- --------                     --------  -------
Income before extraordinary item and
             cumulative effect of accounting change         611      735      797      (17%)   (23%)      2,256    2,740       (18%)
Extraordinary item (1)                                        0      (30)       0         *      --           0      (30)         *
Cumulative effect of accounting change (2)                    0        0        0        --      --           0      (59)         *
                                                         ------- -------- --------                     --------  -------
Net income                                               $  611  $   705  $   797      (13%)   (23%)   $  2,256  $ 2,651       (15%)
                                                         ======= ======== ========                     ========  =======
Preferred stock dividend requirements                    $    0  $     9  $     0         *      --    $      0  $    27          *
                                                         ======= ======== ========                     ========  =======
Earnings applicable to common shares                     $  611  $   696  $   797      (12%)   (23%)   $  2,256  $ 2,624       (14%)
                                                         ======= ======== ========                     ========  =======
Compensation and benefits as a % of net revenues             44%      46%      45%                           46%      46%

------------------------------------------
(1)     Represents extraordinary loss on the early extinguishment of debt.
(2) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
                     Securities Income Statement Information
                        (unaudited, dollars in millions)

                                                                                    Percentage Change
                                                             Quarter Ended                From:        Nine Months Ended
                                                     ------------------------------ ----------------- -------------------
                                                      Aug 31,   Aug 31,    May 31,   Aug 31, May 31,  Aug 31,    Aug 31,  Percentage
                                                       2002      2001       2002      2001    2002     2002       2001      Change
                                                     --------- ---------  --------- -------- -------- --------  --------- ----------
Investment banking                                   $    474   $   795   $    663    (40%)   (29%)  $  1,813   $  2,570     (29%)
Principal transactions:
       Trading                                            457     1,079        688    (58%)   (34%)     2,266      4,846     (53%)
       Investments                                        (58)      (58)       (17)    --    (241%)       (43)      (211)     80%
Commissions                                               844       708        888     19%     (5%)     2,498      2,376       5%
Asset management, distribution and administration
 fees                                                     449       461        478     (3%)    (6%)     1,384      1,423      (3%)
Interest and dividends                                  3,718     5,135      3,266    (28%)    14%     10,255     17,954     (43%)
Other                                                     193       100        107     93%     80%        474        349      36%
                                                     --------   -------   --------                   --------   --------
       Total revenues                                   6,077     8,220      6,073    (26%)    --      18,647     29,307     (36%)
Interest expense                                        2,926     4,564      2,586    (36%)    13%      8,178     16,476     (50%)
                                                     --------   -------   --------                   --------   --------
       Net revenues                                     3,151     3,656      3,487    (14%)   (10%)    10,469     12,831     (18%)
                                                     --------   -------   --------                   --------   --------

Compensation and benefits                               1,701     1,988      1,866    (14%)    (9%)     5,683      6,765     (16%)
Occupancy and equipment                                   162       181        170    (10%)    (5%)       495        535      (7%)
Brokerage, clearing and exchange fees                     146       123        119     19%     23%        391        367       7%
Information processing and communications                 220       243        220     (9%)    --         659        734     (10%)
Marketing and business development                        119       116        125      3%     (5%)       344        395     (13%)
Professional services                                     159       189        140    (16%)    14%        422        636     (34%)
Other                                                     223       178        139     25%     60%        488        570     (14%)
                                                     --------   -------   --------                   --------   --------
       Total non-interest expenses                      2,730     3,018      2,779    (10%)    (2%)     8,482     10,002     (15%)
                                                     --------   -------   --------                   --------   --------
Income before taxes, extraordinary item, dividends
  on pref. sec. and cumulative effect of acctg.
  change                                                  421       638        708    (34%)   (41%)     1,987      2,829     (30%)
Income tax expense                                        135       213        226    (37%)   (40%)       658        978     (33%)
Div. on pref. sec. subject to mandatory redemption         21        14         22     50%     (5%)        65         28     132%
                                                     --------   -------   --------                   --------   --------
Income before extraordinary item and
       cumulative effect of accounting change             265       411        460    (36%)   (42%)     1,264      1,823     (31%)
Extraordinary item - loss on the early
       extinguishment of debt                               0       (30)         0      *      --           0        (30)      *
Cumulative effect of accounting change (1)                  0         0          0     --      --           0        (46)      *
                                                     --------   -------   --------                   --------   --------
Net income                                           $    265   $   381   $    460    (30%)   (42%)  $  1,264   $  1,747     (28%)
                                                     ========   =======   ========                   ========   ========

Compensation and benefits as a % of net revenues          54%       54%        54%                        54%        53%
Non-compensation expenses as a % of net revenues          33%       28%        26%                        27%        25%
Profit margin (2)                                          8%       11%        13%                        12%        14%

--------------------------------------------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2) Net income excluding cumulative effect of accounting change as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
               Investment Management Income Statement Information
                        (unaudited, dollars in millions)

                                                                                 Percentage Change
                                                           Quarter Ended               From:           Nine Months Ended
                                                  ------------------------------ --------------------  ------------------
                                                   Aug 31,    Aug 31,    May 31,   Aug 31,    May 31,   Aug 31,   Aug 31, Percentage
                                                    2002       2001       2002      2001       2002      2002      2001     Change
                                                  ---------  ---------  --------- --------   --------  -------- --------- ----------
Investment banking                                $       8  $      12  $       8      (33%)       --   $    25 $      46      (46%)
Principal transactions:
       Investments                                       (6)        (1)         1        *          *        (4)       (1)       *
Commissions                                              11         12         12       (8%)       (8%)      34        33        3%
Asset management, distribution and administration
 fees                                                   522        593        576      (12%)       (9%)   1,657     1,814       (9%)
Interest and dividends                                    9         16          6      (44%)       50%       23        57      (60%)
Other                                                     8          7          1       14%         *        27        22       23%
                                                  ---------  ---------  ---------                       ------- ---------
       Total revenues                                   552        639        604      (14%)       (9%)   1,762     1,971      (11%)
Interest expense                                          0          2          0        *          --        1         7      (86%)
                                                  ---------  ---------  ---------                       ------- ---------
       Net revenues                                     552        637        604      (13%)       (9%)   1,761     1,964      (10%)
                                                  ---------  ---------  ---------                       ------- ---------

Compensation and benefits                               154        202        173      (24%)      (11%)     508       611      (17%)
Occupancy and equipment                                  18         21         20      (14%)      (10%)      57        67      (15%)
Brokerage, clearing and exchange fees                    62         53         57       17%         9%      172       153       12%
Information processing and communications                27         30         26      (10%)        4%       76        83       (8%)
Marketing and business development                       26         38         32      (32%)      (19%)      92       120      (23%)
Professional services                                    52         44         51       18%         2%      154       155       (1%)
Other                                                   (16)        33         18     (148%)     (189%)      12        88      (86%)
                                                  ---------  ---------  ---------                       ------- ---------
       Total non-interest expenses                      323        421        377      (23%)      (14%)   1,071     1,277      (16%)
                                                  ---------  ---------  ---------                       ------- ---------
Income before income taxes                              229        216        227        6%         1%      690       687       --
Income tax expense                                       93         88         86        6%         8%      271       279       (3%)
                                                  ---------  ---------  ---------                       ------- ---------
Net income                                        $     136  $     128  $     141        6%        (4%) $   419 $     408        3%
                                                  =========  =========  =========                       ======= =========

Compensation and benefits as a % of net revenues         28%        32%        29%                           29%       31%
Non-compensation expenses as a % of net revenues         31%        34%        34%                           32%       34%
Profit margin (1)                                        25%        20%        23%                           24%       21%

________________________________
(1)    Net income as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
                  Credit Services Income Statement Information
                        (unaudited, dollars in millions)

                                                                                  Percentage Change
                                                       Quarter Ended                    From:        Nine Months Ended
                                                ------------------------------   -----------------  ------------------
                                                 Aug 31,    Aug 31,     May 31,   Aug 31,  May 31,   Aug 31,   Aug 31,   Percentage
                                                   2002       2001        2002      2001     2002      2002      2001      Change
                                                --------   --------   --------   --------  -------   -------   -------   ----------
Fees:
       Merchant and cardmember                   $   364    $   362    $   359       1%       1%     $ 1,064   $ 1,000          6%
       Servicing                                     514        434        511      18%       1%       1,566     1,337         17%
Other                                                  3          3          0      --        *            5         3         67%
                                                 -------    -------    -------                       -------   -------
       Total non-interest revenues                   881        799        870      10%       1%       2,635     2,340         13%

Interest revenue                                     646        674        602      (4%)      7%       1,801     2,000        (10%)
Interest expense                                     262        303        258     (14%)      2%         789       964        (18%)
                                                 -------    -------    -------                       -------   -------
       Net interest income                           384        371        344       4%      12%       1,012     1,036         (2%)

Provision for consumer loan losses                   332        277        340      20%      (2%)      1,017       721         41%
                                                 -------    -------    -------                       -------   -------
       Net credit income                              52         94          4     (45%)      *           (5)      315       (102%)
                                                 -------    -------    -------                       -------   -------
       Net revenues                                  933        893        874       4%       7%       2,630     2,655         (1%)
                                                 -------    -------    -------                       -------   -------

Compensation and benefits                            206        186        197      11%       5%         595       574          4%
Occupancy and equipment                               18         22         18     (18%)     --           52        64        (19%)
Information processing and
   communications                                     94         90         91       4%       3%         265       272         (3%)
Marketing and business
   development                                       146        126        102      16%      43%         368       472        (22%)
Professional services                                 62         51         59      22%       5%         172       163          6%
Other                                                 88        100         95     (12%)     (7%)        292       282          4%
                                                 -------    -------    -------                       -------   -------
       Total non-interest expenses                   614        575        562       7%       9%       1,744     1,827         (5%)
                                                 -------    -------    -------                       -------   -------
Income before taxes and cumulative
   effect of accounting change                       319        318        312      --        2%         886       828          7%
Income tax expense                                   109        122        116     (11%)     (6%)        313       319         (2%)
                                                 -------    -------    -------                       -------   -------
Income before cumulative effect
   of accounting change                              210        196        196       7%       7%         573       509         13%
Cumulative effect of accounting
   change (1)                                          0          0          0      --       --            0       (13)         *
                                                 -------    -------    -------                       -------   -------
Net income                                       $   210    $   196    $   196       7%       7%     $   573   $   496         16%
                                                 =======    =======    =======                       =======   =======

Compensation and benefits as a % of net revenues      22%        21%        23%                           23%       22%
Non-compensation expenses as a % of net revenues      44%        44%        42%                           44%       47%
Profit margin (2)                                     23%        22%        22%                           22%       19%

--------------------------------------------------------------------------------
(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2) Net income excluding cumulative effect of accounting change as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
                  Credit Services Income Statement Information
                        (unaudited, dollars in millions)
                              (Managed loan basis)

                                                                                 Percentage Change
                                                          Quarter Ended                From:            Nine Months Ended
                                                  ------------------------------ -----------------     -------------------
                                                   Aug 31,   Aug 31,    May 31,   Aug 31, May 31,      Aug 31,    Aug 31, Percentage
                                                    2002      2001       2002      2001    2002         2002       2001     Change
                                                  --------- ---------  --------- -------- --------    --------  --------- ----------
Fees:
       Merchant and cardmember                     $  547    $  539    $  552        1%      (1%)     $1,640     $1,547         6%
       Servicing                                        0         0         0       --        --           0          0        --
Other                                                   3         3         0       --         *           5          3        67%
                                                   -------- --------- ----------                      --------   --------
       Total non-interest revenues                    550       542       552        1%       --       1,645      1,550         6%
Interest revenue                                    1,641     1,741     1,614       (6%)       2%      4,866      5,233        (7%)
Interest expense                                      481       657       480      (27%)      --       1,460      2,185       (33%)
                                                   -------- --------- ----------                      --------   --------
       Net interest income                          1,160     1,084     1,134        7%        2%      3,406      3,048        12%
Provision for consumer loan losses                    777       733       812        6%       (4%)     2,421      1,943        25%
                                                   -------- --------- ----------                      --------   --------
       Net credit income                              383       351       322        9%       19%        985      1,105       (11%)
                                                   -------- --------- ----------                      --------   --------
       Net revenues                                   933       893       874        4%        7%      2,630      2,655        (1%)
                                                   -------- --------- ----------                      --------   --------
Compensation and benefits                             206       186       197       11%        5%        595        574         4%
Occupancy and equipment                                18        22        18      (18%)      --          52         64       (19%)
Information processing and communications              94        90        91        4%        3%        265        272        (3%)
Marketing and business development                    146       126       102       16%       43%        368        472       (22%)
Professional services                                  62        51        59       22%        5%        172        163         6%
Other                                                  88       100        95      (12%)      (7%)       292        282         4%
                                                   -------- --------- ----------                      --------   --------
       Total non-interest expenses                    614       575       562        7%        9%      1,744      1,827        (5%)
                                                   -------- --------- ----------                      --------   --------
Income before taxes and cumulative
              effect of accounting change             319       318       312       --         2%        886        828         7%
Income tax expense                                    109       122       116      (11%)      (6%)       313        319        (2%)
                                                   -------- --------- ----------                      --------   --------
Income before cumulative effect
              of accounting change                    210       196       196        7%        7%        573        509        13%
Cumulative effect of accounting change (1)              0         0         0       --        --           0        (13)         *
                                                   -------- --------- ----------                      --------   --------
Net income                                         $  210    $  196    $  196        7%        7%     $  573     $  496        16%
                                                   ======== ========= ==========                      ========   ========

Compensation and benefits as a % of net revenues       22%       21%       23%                            23%        22%
Non-compensation expenses as a % of net revenues       44%       44%       42%                            44%        47%
Profit margin (2)                                      23%       22%       22%                            22%        19%

___________________________________

(1) Represents the effects of an accounting change adopted in the first quarter of fiscal 2001 with respect to the accounting for derivative instruments and hedging activities associated with SFAS 133.
(2) Net income excluding cumulative effect of accounting change as a % of net revenues.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                                                         Financial Information and Statistical Data
                                                                                         (unaudited)

                                                                                      Percentage Change
                                                                Quarter Ended               From:        Nine Months Ended
                                                            -------------------- ------- --------------- -----------------
                                                              Aug 31,    Aug 31, May 31, Aug 31, May 31, Aug 31, Aug 31,  Percentage
                                                               2002       2001    2002    2001    2002    2002    2001      Change
                                                            ---------- --------- ------- ------- ------- -------- ------ ----------
Morgan Stanley
Total assets (millions)                                     $ 517,000  $ 506,000 $554,000     2%     (7%)
Period end common shares outstanding (millions)               1,093.1    1,106.3  1,097.1    (1%)     --
Book value per common share                                 $   19.59  $   17.76 $  19.39    10%      1%
Shareholders' equity (millions) (1)                         $  22,626  $  21,199 $ 22,486     7%      1%
Total capital (millions) (2)                                $  66,631  $  60,652 $ 67,690    10%     (2%)
Worldwide employees                                            57,799     62,392   58,538    (7%)    (1%)

SECURITIES
       Advisory revenue (millions)                          $     149  $     360 $    250   (59%)   (40%)  $  691  $ 1,100  (37%)
       Underwriting revenue (millions)                      $     325  $     435 $    413   (25%)   (21%)  $1,122  $ 1,470  (24%)
Institutional Securities
       Sales and trading net revenue (millions) (3)
             Equity                                         $   1,066  $     998 $    953     7%     12%   $2,950  $ 3,757  (21%)
             Fixed income                                   $     548  $     814 $    829   (33%)   (34%)  $2,480  $ 3,096  (20%)
       Mergers and acquisitions announced transactions (4)
             Morgan Stanley global market volume (billions) $   126.9  $   279.4 $   85.4
             Rank                                                   4          4        3
       Worldwide equity and related issues (4)
             Morgan Stanley global market volume (billions) $    13.7  $    32.9 $   11.3
             Rank                                                   5          4        5
Individual Investor Group
       Net revenue (millions)                               $   1,005  $   1,057 $  1,037    (5%)    (3%)  $3,048  $ 3,402  (10%)
       Global financial advisors                               13,590     14,342   13,707    (5%)    (1%)
       Total client assets (billions)                       $     520  $     597 $    570   (13%)    (9%)
       Fee-based client account assets (billions) (5)       $     103  $     109 $    111    (6%)    (8%)
       Domestic retail locations                                  649        704      663    (8%)    (2%)


----------------------------------------------------------------------
(1) Includes preferred and common equity and preferred securities subject to mandatory redemption.
(2) Includes preferred and common equity, preferred securities subject to mandatory redemption, capital units and non-current portion of long-term debt.
(3)    Includes principal trading, commissions and net interest revenue.
(4)    Source: Thomson Financial Securities Data - January 1 to September 4,
       2002.
(5) Represents the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
                   Financial Information and Statistical Data
                                   (unaudited)

                                                                              Percentage Change
                                                       Quarter Ended                 From:         Nine Months Ended
                                               ----------------------------   -----------------   -------------------
                                                Aug 31,   Aug 31,   May 31,    Aug 31,  May 31,    Aug 31,    Aug 31,   Percentage
                                                 2002      2001      2002       2001     2002       2002       2001       Change
                                               ---------  --------  -------   -------- --------   --------  ---------   ----------
INVESTMENT MANAGEMENT ($ billions)

Net flows

       Retail                                   $(0.2)    $(1.1)    $ 1.1        82%     (118%)   $  2.4    $  0.0          *
       Institutional                              0.0       0.7      (0.6)        *         *       (1.1)     (2.8)        61%
                                                -----     -----     -----                           ----      ----
             Net flows excluding money markets   (0.2)     (0.4)      0.5        50%     (140%)      1.3      (2.8)       146%
                                                -----     -----     -----                           ----      ----
       Money markets                              0.1      (0.2)     (4.1)      150%      102%      (5.3)      3.5          *

Assets under management or supervision
by business

       Retail                                   $ 252     $ 292     $ 269       (14%)      (6%)
       Institutional                              172       179       182        (4%)      (5%)
                                                -----     -----     -----
             Total                              $ 424     $ 471     $ 451       (10%)      (6%)
                                                =====     =====     =====

Assets under management or supervision
by product

       Equity                                   $ 175     $ 202     $ 201       (13%)     (13%)
       Fixed income                               127       138       126        (8%)       1%
       Money market                                66        69        65        (4%)       2%
       Other (1)                                   56        62        59       (10%)      (5%)
                                                -----     -----     -----
             Total                              $ 424     $ 471     $ 451       (10%)      (6%)
                                                =====     =====     =====

---------------------------------------------------

(1)   Includes Alternative Investments.

Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.

                                 MORGAN STANLEY
                   Financial Information and Statistical Data
                        (unaudited, dollars in millions)

                                                                             Percentage Change
                                                     Quarter Ended                From:        Nine Months Ended
                                             ------------------------------ ----------------- -------------------
                                              Aug 31,   Aug 31,    May 31,   Aug 31, May 31,  Aug 31,    Aug 31,   Percentage
                                               2002      2001       2002      2001    2002     2002       2001       Change
                                             --------- ---------  --------- -------- -------- --------  ---------  ----------
CREDIT SERVICES

Owned credit card loans
       Period end                            $ 21,840  $  20,194  $ 20,224     8%      8%    $ 21,840   $ 20,194        8%
       Average                               $ 20,476  $  20,407  $ 20,747      --    (1%)   $ 20,730   $ 21,084       (2%)

Managed credit card loans (1)
       Period end                            $ 49,677  $  49,704  $ 49,377      --     1%    $ 49,677   $ 49,704        --
       Average                               $ 49,344  $  49,825  $ 49,379    (1%)     --    $ 49,701   $ 49,588        --
       Interest yield                           12.86%     13.34%    12.64% (48 bp)   22 bp     12.71%     13.45%   (74 bp)
       Interest spread                           8.93%      8.13%     8.72%  80 bp    21 bp      8.75%      7.58%   117 bp
       Net charge-off rate                       6.02%      5.79%     6.30%  23 bp   (28 bp)     6.27%      5.19%   108 bp
       Delinquency rate (over 30 days)           5.72%      6.31%     5.63% (59 bp)    9 bp      5.72%      6.31%   (59 bp)
       Delinquency rate (over 90 days)           2.49%      2.61%     2.65% (12 bp)  (16 bp)     2.49%      2.61%   (12 bp)

       Transaction volume (billions)         $   24.3  $    23.3  $   23.5     4%      3%   $    72.0   $   71.2        1%
       Accounts (millions)                       46.2       45.4      46.2     2%      --        46.2       45.4        2%
       Active accounts (millions)                22.8       24.0      23.4     (5%)   (3%)       22.8       24.0       (5%)
       Average receivables per average
         active account (actual $)           $  2,145  $   2,069  $  2,086     4%      3%   $   2,109   $  2,057        3%
       Securitization gain                   $     (3) $       3  $     11   (200%) (127%)  $      16   $     77      (79%)

----------------------------------------------
(1)    Includes owned and securitized credit card loans.
Note: Certain reclassifications have been made to prior period amounts to conform to the current presentation.